Special Servicer Acknowledgment and Assumption

May 5, 2023

To the Parties Set Forth on Schedule I, attached hereto

Re: Special Servicer Acknowledgment and Assumption: Pooling and Servicing Agreement dated as of November 1, 2017 for the UBS Commercial Mortgage Trust 2017-C5, Commercial Mortgage Pass-Through Certificates, Series 2017-C5

Dear Sir or Madam:

Reference is made to the (i) Pooling and Servicing Agreement dated and effective as of November 1, 2017, among UBS Commercial Mortgage Securitization Corp., as Depositor, Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer and as Special Servicer, Wells Fargo Bank, National Association, as Certificate Administrator and as Trustee, and Park Bridge Lender Services LLC, as Operating Advisor and as Asset Representations Reviewer (the “PSA”) and (ii) the Co-Lender Agreement dated and effective as of November 16, 2017 between Tuebor TRS II LLC, in its capacities as Note A-1 Holder and Note A-2 Holder, with respect to the DoubleTree Wilmington Mortgage Loan; the Co-Lender Agreement dated and effective as of October 18, 2017 between Ladder Capital Finance LLC, in its capacities as Note A-1 Holder, Note A-2 Holder and Note A-3 Holder, with respect to the 50 Varick Street Mortgage Loan; the Co-Lender Agreement dated and effective as of November 16, 2017 between Cantor Commercial Real Estate Lending, L.P., in its capacities as Note A-1 Holder and Note A-2 Holder, with respect to the Manchester Financial Building Mortgage Loan; and the Co-Lender Agreement dated and effective as of October 10, 2017 between Rialto Mortgage Finance, LLC, in its capacities as Note A-1 Holder and Note A-2 Holder, with respect to the Atristco Plaza Shopping Center Mortgage Loan (together the “Co-Lender Agreements”). Capitalized terms used herein but undefined have the meanings given to them in the PSA and Co-Lender Agreements.

Pursuant to Sections 7.01(d) and 7.02 of the PSA, and Section 15 of each of the Co-Lender Agreements, K-Star Asset Management LLC (“K-Star”) hereby agrees with all the other parties to the PSA that K-Star shall serve as the Special Servicer under, and as defined in the PSA with regard to the Serviced Loans. K-Star hereby acknowledges and agrees that, as of May 5, 2023 (the “Effective Date”), it is and shall be a party to the PSA and bound thereby to the full extent indicated therein in the capacity of the Special Servicer with respect to the Serviced Loans, but shall have no liability with respect to any act or omission of any predecessor Special Servicer. K-Star hereby accepts all responsibilities, duties, and liabilities of the Special Servicer and assumes the due and punctual performance and observance of each covenant and condition to be performed or observed by the Special Servicer under the PSA from and after the Effective Date. K-Star’s address for notices pursuant to Section 13.05 of the PSA is as follows:

K-Star Asset Management LLC

5949 Sherry Lane, Suite 950

Dallas, Texas 75225

BUSINESS.30087751.2

Attention: Lindsey Wright

Email: Lindsey.Wright@KKR.com

As of the Effective Date, K-Star hereby:

(a) makes the representations and warranties provided for in Section 6.01 of the PSA mutatis mutandis with all references to “Agreement” in Section 6.01 of the PSA to include this Special Servicer Acknowledgment and Assumption (“Acknowledgment”) in addition to the PSA, except that it (i) is a Delaware limited liability company, and (ii) has executed this Acknowledgment in lieu of execution and delivery of the PSA per Section 6.01(b)(ii); and

(b) certifies that it satisfies all related qualifications set forth in the Co-Lender Agreements relating to the Serviced Companion Loans; and

(c) represents and warrants that, as of the Effective Date, it satisfies all of the eligibility requirements applicable to the Special Servicer set forth in the PSA and the Co-Lender Agreements and that all preconditions to the appointment of K-Star as Special Servicer have been satisfied.

For the sake of clarity, it is understood and agreed that the Non-Serviced Mortgage Loans are not covered by this Acknowledgment as such Non-Serviced Mortgage Loans are not serviced under the PSA and accordingly special servicing of those Non-Serviced Mortgage Loans is not transferring to K-Star.

[SIGNATURE PAGE FOLLOWS]

BUSINESS.30087751.2

K-STAR ASSET MANAGEMENT LLC, a Delaware limited liability company

By: /s/ Lindsey Wright

Name: Lindsey Wright

Title: President and Chief Executive Officer

[Signature Page to UBS 2017-C5 Acknowledgment and Assumption Agreement]

BUSINESS.30087751.2

Schedule I

Depositor:

UBS Commercial Mortgage Securitization Corp.

1285 Avenue of the Americas

New York, New York 10019

Attention: Nicholas Galeone

E-mail: nicholas.galeone@ubs.com

with a copy to:

UBS Business Solutions LLC

1285 Avenue of the Americas

New York, New York 10019

Attention: Chad Eisenberger, Executive Director & Counsel

and a copy to:

Cadwalader, Wickersham & Taft LLP

One World Financial Center

New York, New York

Attention: Frank Polverino, Esq.

Facsimile: (212) 504 6666

Master Servicer and Special Servicer:

Midland Loan Services, a Division of PNC Bank, National Association,

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head,

Fax number: 1-888-706-3565

with a copy to:

Stinson Leonard Street LLP

1201 Walnut Street

Suite 2900

Kansas City, Missouri 64106-2150

Fax Number: (816) 412-9338

Attention: Kenda K. Tomes

E-mail: kenda.tomes@stinson.com

Certificate Administrator and Trustee:

Wells Fargo Bank, National Association,
c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services: UBS 2017-C5

BUSINESS.30087751.2

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com

trustadministrationgroup@wellsfargo.com

Operating Advisor and Asset Representations Reviewer:

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: UBS 2017-C5 – Surveillance Manager
(with a copy sent contemporaneously via email to:
cmbs.notices@parkbridgefinancial.com)

UBS 2017-C6– Other Depositor

UBS Commercial Mortgage Securitization Corp.

1285 Avenue of the Americas

New York, New York 10019

Attention: Nicholas Galeone

Email: nicholas.galeone@ubs.com

with a copy to:

UBS Business Solutions LLC
1285 Avenue of the Americas

New York, New York 10019

Attention: Chad Eisenberger, Executive Director & Counsel

and a copy to:

Cadwalader, Wickersham & Taft LLP

One World Financial Center

New York, New York

Attention: Frank Polverino, Esq.

Facsimile: (212) 504-6666

UBS 2017-C6– Other Master Servicer

Wells Fargo Bank, National Association

Commercial Mortgage Servicing

Three Wells Fargo

MAC D1050-084

401 South Tryon Street, 8th Floor

Charlotte, North Carolina 28202

Attention: UBS 2017-C6 Asset Manager

Email: commercial.servicing@wellsfargo.com

BUSINESS.30087751.2

with a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

Facsimile Number: (704) 353-3190

UBS 2017-C6– Other Special Servicer

Rialto Capital Advisors, LLC,

Southeast Financial Center

200 S. Biscayne Blvd, Suite 3550

Miami, Florida 33131

Attention: Liat Heller

Facsimile number: (305) 229-6425

E-mail: liat.heller@rialtocapital.com

UBS 2017-C6– Other Operating Advisor and Asset Representations Reviewer

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York, 14228

Attention: UBS 2017-C6 Transaction Manager

With a copy sent via email to: notices@pentalphasurveillance.com with UBS 2017-C6 in the subject line with a copy to:

Bass, Berry & Sims PLC

150 Third Avenue South

Suite 2800

Nashville, Tennessee 37201

Attention: Jay H. Knight

Email: jknight@bassberry.com

UBS 2017-C6– Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services: UBS 2017-C6

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com

trustadministrationgroup@wellsfargo.com

BUSINESS.30087751.2

UBS 2017-C6– Other Trustee

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee UBS 2017-C6

with a copy to:

CMBSTrustee@wilmingtontrust.com

Facsimile No.: (302) 636-4140

CGCMT 2017-C4– Other Depositor

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Paul Vanderslice

Fax number: (212) 723-8599

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street

New York, New York 10013

Attention: Richard Simpson

Fax number: (646) 328-2943

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor

New York, New York 10013

Attention: Ryan M. O’Connor

Fax number: (646) 862-8988

with electronic copies e-mailed to:

Richard Simpson at richard.simpson@citi.com and

Ryan M. O’Connor at ryan.m.oconnor@citi.com

CGCMT 2017-C4– Other Master Servicer and Special Servicer

Midland Loan Services, a Division of PNC Bank, National Association,

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Fax number: 1-888-706-3565

with a copy to:

Stinson Leonard Street LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Attention: Kenda K. Tomes

Fax number: (816) 412-9338

BUSINESS.30087751.2

CGCMT 2017-C4– Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC

600 Third Avenue, 40th floor

New York, New York 10016

Attention: CGCMT 2017-C4 – Surveillance Manager

with copies sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com

CGCMT 2017-C4– Other Certificate Administrator

Citibank, N.A.

388 Greenwich Street

New York, New York 10013

Attention: Citibank Agency & Trust - CGCMT 2017-C4

Fax number: (212) 816-5527

CGCMT 2017-C4– Other Trustee

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee – CGCMT 2017-C4

Fax number: (302) 636-4140

Email: cmbstrustee@wilmingtontrust.com

UBS 2017-C4– Other Depositor

UBS Commercial Mortgage Securitization Corp.

1285 Avenue of the Americas

New York, New York 10019

Attention: Nicholas Galeone

Email: nicholas.galeone@ubs.com

with a copy to:

UBS Business Solutions LLC
1285 Avenue of the Americas

New York, New York 10019

Attention: Chad Eisenberger, Executive Director & Counsel

and a copy to:

Cadwalader, Wickersham & Taft LLP

One World Financial Center

New York, New York

Attention: Frank Polverino, Esq.

Facsimile: (212) 504-6666

BUSINESS.30087751.2

UBS 2017-C4– Other Master Servicer

Wells Fargo Bank, National Association

Commercial Mortgage Servicing

Three Wells Fargo

MAC D1050-084

401 South Tryon Street, 8th Floor

Charlotte, North Carolina 28202

Attention: UBS 2017-C4 Asset Manager

Email: commercial.servicing@wellsfargo.com

with a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

UBS 2017-C4– Other Special Servicer

Rialto Capital Advisors, LLC,

Southeast Financial Center

200 S. Biscayne Blvd, Suite 3550

Miami, Florida 33131

Attention: Liat Heller

Facsimile number: (305) 229-6425

E-mail: liat.heller@rialtocapital.com

UBS 2017-C4– Other Operating Advisor and Asset Representations Reviewer

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York, 14228

Attention: UBS 2017-C4 Transaction Manager

With a copy sent via email to: notices@pentalphasurveillance.com with UBS 2017-C4 in the subject line with a copy to:

Bass, Berry & Sims PLC

150 Third Avenue South

Suite 2800

Nashville, Tennessee 37201

Attention: Jay H. Knight

Email: jknight@bassberry.com

UBS 2017-C4– Other Certificate Administrator

Wells Fargo Bank, National Association

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services: UBS 2017-C4

BUSINESS.30087751.2

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com

trustadministrationgroup@wellsfargo.com

UBS 2017-C4– Other Trustee

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee UBS 2017-C4

with a copy to:

CMBSTrustee@wilmingtontrust.com

Facsimile No.: (302) 636-4140

CCUBS 2017-C1– Other Depositor

UBS Commercial Mortgage Securitization Corp.

1285 Avenue of the Americas

New York, New York 10019

Attention: Nicholas Galeone

Email: nicholas.galeone@ubs.com

with a copy to:

UBS Business Solutions LLC
1285 Avenue of the Americas

New York, New York 10019

Attention: Chad Eisenberger, Executive Director & Counsel

and a copy to:

Cadwalader, Wickersham & Taft LLP

One World Financial Center

New York, New York

Attention: Frank Polverino, Esq.

Facsimile: (212) 504-6666

CCUBS 2017-C1– Other Master Servicer and Special Servicer

Midland Loan Services, a Division of PNC Bank, National Association,

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head,

Fax number: 1-888-706-3565

BUSINESS.30087751.2

with a copy to:

Stinson Leonard Street LLP

1201 Walnut Street

Suite 2900

Kansas City, Missouri 64106-2150

Fax Number: (816) 412-9338

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

CCUBS 2017-C1– Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

New York, New York 10016

Attention: CCUBS 2017-C1 – Surveillance Manager

(with a copy sent contemporaneously via email to:

cmbs.notices@parkbridgefinancial.com)

CCUBS 2017-C1– Other Certificate Administrator and Trustee

Wells Fargo Bank, National Association

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services: CCUBS 2017-C1

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com

trustadministrationgroup@wellsfargo.com

WFCM 2017-C40– Other Depositor

Wells Fargo Commercial Mortgage Securities, Inc.

c/o Wells Fargo Securities, LLC

30 Hudson Yards, 15th Floor
New York, New York 10001
Attention: A.J. Sfarra
cmbsnotices@wellsfargo.com

with a copy to:

Troy B. Stoddard, Esq.
Senior Counsel, Wells Fargo Legal Department
401 S Tryon Street, MAC D1050-272
26th Floor
Charlotte, North Carolina 28202-1911

BUSINESS.30087751.2

WFCM 2017-C40– Other Master Servicer

Wells Fargo Bank, National Association

Commercial Mortgage Servicing

Three Wells Fargo

MAC D1050-084

401 South Tryon Street, 8th Floor

Charlotte, North Carolina 28202

Attention: WFCM 2017-C40 Asset Manager

Email: commercial.servicing@wellsfargo.com

and a copy to:

Mayer Brown LLP

300 South Tryon Street, Suite 1800

Charlotte, NC 28202

Attention: Christopher J. Brady

WFCM 2017-C40– Other Special Servicer

C-III Asset Management LLC

5221 N. O’Connor Blvd., Suite 600

Irving, Texas 75039

Attention: Lindsey Wright

Facsimile No.: (972) 868-5490

Email: lwright@c3cp.com

with a copy to:

C-III Asset Management LLC

5221 N. O’Connor Blvd., Suite 600

Irving, Texas 75039

Attention: Jenna Unell

Facsimile No.: (972) 868-5490

Email: junell@c3cp.com

WFCM 2017-C40– Other Operating Advisor and Asset Representations Reviewer

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York, 14228

Attention: WFCM 2017-RC1 Transaction Manager

With a copy sent via email to: notices@pentalphasurveillance.com with WFCM 2017-RC1 in the subject line with a copy to:

Bass, Berry & Sims PLC

150 Third Avenue South

Suite 2800

Nashville, Tennessee 37201

Attention: Jay H. Knight

Email: jknight@bassberry.com

BUSINESS.30087751.2

WFCM 2017-C40– Other Certificate Administrator

Wells Fargo Bank, National Association

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services – WFCM 2017-C40

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com

trustadministrationgroup@wellsfargo.com

WFCM 2017-C40– Other Trustee

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee WFCM 2017-C40

with a copy to:

CMBSTrustee@wilmingtontrust.com

Facsimile No.: (302) 636-4140

BUSINESS.30087751.2